UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2020

Insys Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35902	51-0327886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 S. Benson Lane Chandler, Arizona		85224
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 500-3127

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.*

Title Of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Common Stock, $0.01 Par Value Per Share	INSYQ	N/A

* On June 24, 2019, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Act of the registrant’s common stock was filed by The Nasdaq Stock Market LLC.  The registrant’s common stock trades on the OTC Pink Sheets Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure

As previously disclosed, on June 10, 2019, Insys Therapeutics, Inc. (the “Company”) and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

In connection with the Chapter 11 Cases, as previously disclosed, on November 29, 2019, the Debtors filed the Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors (as further amended, supplemented, or modified in accordance with its terms, the “Plan”) and the related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court. The Disclosure Statement was approved by the Bankruptcy Court on December 4, 2019.  Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Plan.

On January 16, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. A summary of the treatment of certain stakeholders of the Company and its assets pursuant to the Plan is summarized below.

Following the effectiveness of Plan, the Plan provides for the establishment of cash reserves to satisfy administrative expenses of the Debtors and other claims entitled to priority under the Bankruptcy Code, and the Company’s remaining assets to be placed in two liquidating trusts free and clear of claims and interests. One liquidating trust will hold the Company’s assets related to product liability insurance, and the other will hold all other Company assets. The liquidating trusts will undertake the final liquidation of the Company’s assets and, administration and reconciliation of all claims against the Company, including any distributions to claim holders. The Plan further provides that, on the Effective Date, the shares of common stock of the Company will be canceled for no consideration, one new share of common stock of the parent entity will be issued to one of the liquidating trusts, and for the dissolution of the Company and its subsidiaries after all transfers of the Company’s assets to the liquidating trusts have been consummated.

The foregoing descriptions of the Plan and the Confirmation Order do not purport to be complete are subject to, and qualified in their entirety by reference to, the full text of the Confirmation Order and the Plan (annexed to the Confirmation Order as Exhibit A) available at a website administered by the Company’s noticing and claims agent, Epiq Corporate Restructuring, LLC (“Epiq”), at https://dm.epiq11.com/Insys.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks.  Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.  As noted above, on the Effective Date all existing shares of the Company’s common stock will be cancelled.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “intend” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these identifying words.  All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; uncertainty associated with the Company’s ability to complete the sale of its remaining assets as contemplated by the Bankruptcy Petitions; trading price and volatility of the Company’s common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) in

addition to those factors, risks and uncertainties described in more detail in the Company’s risk factors set forth in Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 8, 2019. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information Regarding the Chapter 11 Cases

Bankruptcy Court filings and other information related to the Chapter 11 Cases are or will be available at a website administered by Epiq, at https://dm.epiq11.com/Insys. Information contained on, or that can be accessed through, such website or the Bankruptcy Court’s website is not part of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2020	Insys Therapeutics, Inc.

	By:	/s/ Andrece Housley
Andrece Housley
Chief Financial Officer